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                                  Exhibit 10.13




















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                                     FORM OF
                                OPTION AGREEMENT
                                   (DIRECTORS)


     OPTION AGREEMENT, dated as of the Grant Date, by and between the Optionee, residing at Address of Optionee and Hexcel Corporation (the "Corporation").

                              W I T N E S S E T H :

     WHEREAS, the Optionee is presently serving as a member of the Board of Directors of the Corporation (the "Board"); and

     WHEREAS, the Corporation has adopted the Corporation's Incentive Stock Plan (the "Plan"), pursuant to which members of the Board are to be granted stock options as an incentive for such members to advance the interests of the Corporation.

     NOW, THEREFORE, the parties agree as follows:

1. NOTICE OF GRANT; PLAN. Attached hereto and incorporated by reference herein is a Notice of Grant. Unless otherwise provided herein, capitalized terms used herein and set forth on such Notice of Grant shall have the meanings ascribed to them on the Notice of Grant. Also attached hereto is the Plan; the provisions of the Plan, including but not limited to Section VII(c) (Disability, Death or Termination of Director Status; Change in Control) and Section XI (Recapitalization), are incorporated by reference herein. This Option is intended to constitute a "formula award" within the meaning of Rule 16b-3(c) of the Securities Exchange Act of 1934, as amended, and all provisions of this Option Agreement shall be construed in a manner to so comply.

2. GRANT OF OPTION. Pursuant to the Plan, and subject to the terms and conditions set forth herein and therein, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of the Option Shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), which option is not intended to qualify as an incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as

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amended (the "Code").  The grant of the Option shall be subject to the Plan's approval by the stockholders of the Corporation. In the event such approval is withheld, the Option shall become null and void.

3. PURCHASE PRICE. The purchase price per share of the Option Shares shall be the Purchase Price.

4.  TIME OF EXERCISE; TERM.

     (a) The Option shall become exercisable on the Initial Vesting Date and each Additional Vesting Date as to the number of shares set forth adjacent thereto.

     (b) Subject to the earlier expiration as expressly provided in the Plan, the Option shall expire and cease to have any force or effect on the tenth anniversary hereof.

5. METHOD OF EXERCISING OPTION. The Option shall be exercised by the delivery by the Optionee to the Corporation at its principal office (or at such other address as may be established by the Board) of written notice of the number of Option Shares with respect to which the Option is exercised, accompanied by payment in full of the aggregate Purchase Price for such Option Shares. Payment for such Option Shares shall be made (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a fair market value equal to the total payment due from the Optionee; (iii) pursuant to a broker-assisted "cashless exercise" program if established by the Corporation; or (iv) by a combination of the methods described in (i) through (iii) above.


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6.  MINIMUM HOLDING PERIOD.  Option Shares may not be sold until six months after the later of the Grant Date or date on which the Corporation's shareholders approve the Plan.

7.  TRANSFER AND INVESTMENT REPRESENTATION.

     (a) The Option is not transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the Optionee's lifetime only by the Optionee. Any attempt to transfer the Option in contravention of this subparagraph (a) is void AB INITIO. The Option shall not be subject to execution, attachment or other process.

     (b) The Optionee represents that, unless at the time of exercise of the Option the issuance of the Option Shares to the Optionee is registered under the Securities Act of 1933, any and all Option Shares purchased hereunder shall be acquired for investment only and without a view to the resale or distribution thereof. If the issuance of the Option Shares is not so registered, certificates for the Option Shares shall bear a legend reciting the fact that such Option Shares may only be transferred pursuant to an effective registration statement under the Securities Act of 1933 or an opinion of counsel to the Corporation (or an opinion of counsel to the Optionee reasonably satisfactory to the Corporation) that such registration is not required. The Corporation may also issue "stop transfer" instructions with respect to such Option Shares while they are subject to such restrictions.

     (c) The Corporation shall use its best efforts to have the Option Shares listed on each securities exchange on which the Common Stock is then listed as promptly as possible. The Corporation shall not be obligated to issue or sell any Option Shares until they have been listed on each securities exchange on which the Common Stock is then listed. The Corporation shall use its best efforts to effect such listing as promptly as practicable.

     (d) The Corporation agrees promptly to file with the Securities and Exchange Commission a registration statement on Form S-8 covering the issuance of the Option Shares pursuant to this Option Agreement, and the Common Stock to be issued upon exercise of this Option, to cause such registration statement to become effective, and to keep such registration

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     statement effective for the period that this Option shall be outstanding and exercisable. In the event the Corporation fails to maintain the effectiveness of the Form S-8 registration statement and/or does not list the Option Shares on an appropriate stock exchange, and as a consequence, the Optionee is unable to sell his Option Shares, the Corporation hereby agrees, subject to compliance with any contractual restrictions applicable to the Corporation, to advance to the Optionee any funds that may be due by the Optionee to pay taxes (federal, state and/or local) that may be incurred in connection with the exercise of the Option. The Optionee agrees to reimburse the Corporation for any funds advanced by the Corporation to the Optionee pursuant to the preceding sentence (together with the Corporation's out-of-pocket interest costs thereon) out of proceeds derived by the Optionee from the sale of said Option Shares.

8. NO RIGHTS IN OPTION SHARES. The Optionee shall have none of the rights of a shareholder with respect to the Option Shares unless and until issued upon exercise of the Option.

9. NO RIGHT TO CONTINUE AS A DIRECTOR. Nothing contained herein shall be deemed to confer upon the Optionee any right to remain a director of the Corporation or a parent or subsidiary of the Corporation.

10. GOVERNING LAW/JURISDICTION. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

11. RESOLUTION OF DISPUTES. Any disputes arising under or in connection with this Option Agreement shall be resolved by binding arbitration before a single arbitrator, to be held in New York in accordance with the commercial rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator shall be final and subject to appeal only to the extent permitted by law. Each party shall bear its or his own expenses incurred in connection with any arbitration; PROVIDED, HOWEVER, the cost of the arbitration, including without limitation, reasonable attorneys' fees of the Optionee, shall be borne by the Corporation in the event the Optionee is the prevailing party in the arbitration. Anything to the contrary notwithstanding, each party hereto has the right to proceed with a court action for injunctive relief or relief from violations of law not within the jurisdiction of an arbitrator.

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12. MISCELLANEOUS.  This Option Agreement cannot be changed or terminated orally. This Option Agreement and the Plan contain the entire agreement between the parties relating to this subject matter hereof. The section headings herein are intended for reference only and shall not affect the interpretation hereof.

















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                                                                         ANNEX A

                                 NOTICE OF GRANT
                              EMPLOYEE STOCK OPTION
                     HEXCEL CORPORATION INCENTIVE STOCK PLAN

     The following employee of Hexcel Corporation, a Delaware corporation ("Hexcel") has been granted an employee stock option to purchase shares of the Common Stock of Hexcel, $.01 par value, in accordance with the terms of this Notice of Grant and the Employee Option Agreement attached.

     The following is a summary of the principal terms of the employee stock option which has been granted. The terms below shall have the meanings ascribed to them below when used in the Employee Option Agreement attached.


- ------------------------------------
Optionee:


- ------------------------------------
Address of Optionee:


- ------------------------------------
Employee Number:


- ------------------------------------'
Employee ID Number


- ------------------------------------
Foreign Sub Plan, if applicable


March 1, 1996
- ------------------------------------
Grant Date


- ------------------------------------
Purchase Price


- ------------------------------------
Aggregate Number of Shares
Granted (the "Option Shares")












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          IN WITNESS WHEREOF, the parties hereby agree to the terms of this
Notice of Grant and the Employee Option Agreement attached hereto and execute this Notice of Grant as of the Grant Date.


                            HEXCEL CORPORATION


___________________        By:___________________________________
Optionee
                           Name:_________________________________


                           Title:________________________________





















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